MAINSTAY VP FUNDS TRUST

MainStay VP Income Builder Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay Unconstrained Bond Portfolio
(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 23, 2019 (“Supplement”) to the
Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),
each dated May 1, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

Effective January 1, 2020, the following changes will take place:

1.	Dan Roberts will no longer serve as a portfolio manager of the Portfolios. All references to Mr. Roberts will be deleted at that time. With the exception of Mr. Roberts, the portfolio management team for each Portfolio will remain the same.

2.	The “Fund and its Management: Who Manages Your Money?” section of the Prospectuses is revised as follows:

a.	The first sentence is deleted in its entirety and replaced with the following:

New York Life Investments serves as Manager of the Portfolios and is responsible for the day-to-day management of the Asset Allocation Portfolios, the overall asset allocation of the MainStay VP Balanced Portfolio, and chairs the Committee responsible for making the asset allocation decisions for the MainStay VP Income Builder Portfolio.

b.	The last sentence in the description for MacKay Shields LLC is deleted in its entirety and replaced with the following:

MacKay Shields serves as subadvisor for the MainStay VP Income Builder Portfolio’s fixed-income investments, and collaborates with New York Life Investments concerning the overall asset allocation decisions for the Portfolio.

3.	MainStay VP Income Builder Portfolio only

a.	The second paragraph in the section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following:

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by New York Life Investment Management LLC (“New York Life Investments”) in collaboration with MacKay Shields LLC (“MacKay Shields”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. The Portfolio may use equity index and fixed-income futures to manage effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

b.	The fourth sentence in the section entitled “Management” of the Portfolio’s Prospectuses and Summary Prospectuses is deleted and replaced with the following:

Asset allocation decisions are made by a Committee chaired by New York Life Investment Management LLC, in collaboration with MacKay Shields LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.